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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2010

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware (State or other jurisdiction of incorporation)	84-0178360 (IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        Attached as Exhibit 99.1 hereto is a revised Item 1. Financial Statements (Unaudited) of our Quarterly Report on Form 10-Q for the quarterly period ended June 26, 2010. The revised consolidated financial statements reflect changes in classification in our presentation of the supplemental guarantor information to separately present the impact of intercompany activity for the 2002 Issuer, the 2005 Issuer and the 2007 Issuer, Subsidiary Guarantor and Subsidiary Non Guarantor categories. Further detail regarding the revised presentation is set forth in Note 17 to the revised consolidated financial statements.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

99.1	Revised Item 1. Financial Statements (Unaudited) of Molson Coors Brewing Company's Quarterly Report on Form 10-Q for the quarterly period ended June 26, 2010.
101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

*
XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Section 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to a liability under these sections.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
Date: September 28, 2010	By:	/s/ WILLIAM G. WATERS William G. Waters Vice President and Global Controller (Chief Accounting Officer)

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised Item 1. Financial Statements (Unaudited) of Molson Coors Brewing Company's Quarterly Report on Form 10-Q for the quarterly period ended June 26, 2010.
101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

*
XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Section 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to a liability under these sections.

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX